                                 SCHEDULE 14A
                                  (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant     {X}
Filed by a Party other than the Registrant    { }

Check the appropriate box:
{X}  Preliminary Proxy Statement          CONFIDENTIAL, FOR USE OF THE
                                          COMMISSION ONLY (AS PERMITTED
{ }  Definitive Proxy Statement           BY RULE 14A-6(E)(2))
{ }  Definitive Additional Materials
{ }  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            SAF T LOK INCORPORATED
               (Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):
{X}  No fee required.
{ }  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
{ }  Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                            SAF T LOK INCORPORATED

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 31, 2000

To our Stockholders:

     The Annual Meeting of Shareholders of Saf T Lok Incorporated (the "Company") will be held on January 31, 2000 at 1:00 p.m., local time, at the Embassy Suites PGA, 4380 PGA Blvd., Palm Beach Gardens, Florida 33410. The phone number at the Company's offices is (561) 478-5625. At the meeting, the following items of business will be conducted:

     1. To amend the Company's Articles of Incorporation to increase the authorized capital of the Company to 30,000,000 shares of Common Stock.
     2. To elect five directors to serve until the next Annual Meeting and until their successors have been elected and qualified;
     3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on November 30, 1999 are entitled to notice of, and to vote at the meeting and at any postponement or adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for ten business days prior to the meeting.

Enclosed is a copy of the Company's 1998 Annual Report on Form 10-KSB/A, without exhibits, as filed with the Securities and Exchange Commission. Enclosed is a copy of the Company's 1999 Third Quarter Report on Form 10-QSB, without exhibits, as filed with the Securities and Exchange Commission.



                    By Order of the Board of Directors


                    /s/ Jeffrey W. Brooks

                    Secretary


West Palm Beach, Florida
December 13, 1999


--------------------------------------------------------------------------------
Your vote is important. Please ensure that your shares will be represented at the meeting by completing, signing and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.
--------------------------------------------------------------------------------

                              PROXY STATEMENT for

                      1999 ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

Proxy Information
The accompanying proxy is solicited on behalf of the Board of Directors of Saf T Lok Incorporated (the "Company") (f/k/a RGB Computer & Video, Inc., a Florida corporation), for use at the Annual Meeting of Shareholders to be held on January 31, 2000, at 1:00 p.m., local time, or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The person named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the shareholder by a later dated proxy, by written revocation addressed to the Secretary of the Company at 1101 Northpoint Parkway, West Palm Beach, Florida 33407 or by voting by ballot at the Annual Meeting.

This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are to be mailed to shareholders on or about December 24, 1999.

Common Stock, Voting Process and Quorum for Meeting
The Company's Common Stock is the only class of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on November 30, 1999 will be entitled to vote on all matters to come before the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon. On December 10, 1999 there were approximately 13,983,615 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on November 30, 1999 will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-vote notifications, which abstentions and broker non-votes will not be counted as a vote for or against a proposal.

Solicitation
The cost of preparing and mailing the enclosed material, which is estimated to be $30,000, will be borne by the Company. The Company may use the services of officers and employees of the Company (who will receive no additional compensation) to solicit proxies. The Company intends to request banks and brokers holding shares of the Company's stock to forward copies of the proxy material to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses.

       Proposal Number 1: Amend the Company's Articles of Incorporation


At the 1999 Annual Meeting, the shareholders will be asked to amend the Company's Articles of Incorporation to increase the authorized capital of the Company from 20,000,000 shares to 30,000,000 shares of Common Stock, $0.01 par value.

The Board of Directors feels it is in the best interest of shareholders to increase the authorized capital: (a) to enable the Company to raise additional short term working capital to fund operations while it (b) seeks a strategic partner or partners who can provide an immediate revenue stream and/or proven marketing expertise capable of increasing sales revenue to a self-sustaining, profitable level. The Company has been in a repetitive cycle of capital raising efforts that have not enabled the Company to obtain the resources necessary to adequately carry out a sustained marketing program, resulting in continued losses and going concern qualifications from its auditors. The Company must break out of that cycle.

The shares currently available are not sufficient to provide any further significant equity funding or to carry out the acquisition/partnership strategy. Most of the 20,000,000 shares of Common Stock previously approved by the shareholders in 1996 have either been issued or have been reserved to meet the contractual requirements of outstanding warrant, option and debenture plans.

Increasing the number of shares of Common Stock by 10,000,000 shares provides the Board of Directors with the means to sustain the Company as it seeks an attractive partnership candidate who can contribute to an increase in shareholder value and also sends a strong signal to potential partnership candidates that the Company shareholders are firmly behind the partnership strategy and the Board of Directors.

The Board of Directors believes the Company is in a favorable position to seek a partner:

     (A) The Company's listing on NASDAQ is a desirable acquisition for non-public companies that wish to increase their liquidity and access to capital markets. As NASDAQ continues to raise its requirements, it becomes more costly and time consuming for non-public companies to become listed on the board. It is often easier for one of these non-public companies to obtain listing by affiliating with a company, such as Saf T Lok Incorporated, which is already listed. Along with a substantial tax loss carry-forward, the Company also enjoys a disproportionately high daily trading volume. The resultant liquidity makes the Company very desirable for a potential strategic alliance.

     (B) The current social and political climate in the United States has focused public attention on the issue of firearm tragedies and how they might be reduced. Twenty-eight U. S. cities and counties were recently joined by the Department of Housing and Urban Development's with the announcement of its intention to file a lawsuit against the gun manufacturers. The current administration in Washington continues to make the reduction of handgun tragedies one of its major goals. Combined with the recent sales to law enforcement agencies and the leading state-of-the-art position that its gunlocks hold over competitive products leads the Company to believe that the opportunity exists for increases in both sales and revenues.

To carry out its strategy the Company has engaged the Investment Banking firm of Friedman, Billings, Ramsey & Co. Inc. of Arlington, Virginia to serve as a financial advisor to the Company to assist in arranging a strategic alliance or combination between the Company and another entity.

If this amendment is approved, the Board of Directors will be empowered, without the necessity of further action or approval of the notwithstanding Company's shareholders to issue up to 30,000,000 shares of Common Stock. Notwithstanding the foregoing, NASDAQ guideline may require the company to submit for approval, at a special shareholder's meeting, any issuance of stock in a single transaction or in a series of related transactions in excess of 20% of the outstanding stock existing if such stock might be issued at less than the fair market value measured on the date the agreement to issue the stock is made in addition Florida Law may require shareholder approval for certain corporate transactions such as a merger or sale of all or substantially all of the Company's assets. Each additional share of Common Stock issued will have the same rights and privileges as each share of Common Stock currently issued. The Board of Directors has no present agreement, arrangement, plan or understanding with respect to issuance of any of the additional authorized shares of Common Stock. The increase in authorized Common Stock will have no immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing shareholders' percentage of ownership and depending on the price at which they are issued, could be dilutive to the existing shareholders.

As of the date of this Proxy Statement, the Company has not identified any particular strategic partner or business combination candidate to whom it may issue currently authorized or additionally authorized shares, nor has it entered into any understandings or agreements for such purpose.

  Vote Required for Approval of the Amendment to the Articles of Incorporation

The affirmative vote of the majority of the outstanding shares of Common Stock, a quorum being present, is necessary to approve amending the Articles of Incorporation.

The Board of Directors unanimously recommends that the shareholders vote FOR the proposed increase in the authorized capital of the Company to 30,000,000 shares of Common Stock.


                   Proposal Number 2:  Election of Directors

Pursuant to the Company's Articles of Incorporation, the Board of Directors amended the Company's Bylaws on June 29, 1998, effective upon the election of directors at this meeting, to fix the number of directors at five. Each elected Director will serve until the next Annual Meeting of Stockholders or until his successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the five nominees listed in the table that follows, except where authority is specifically withheld by the stockholder. All nominees are incumbent directors. If any of the nominees should become unable to accept election, or for good cause will not accept the election, the person named in the Proxy may vote for such other person or persons as may be designated by the Board of Directors, if any. Each nominee named below has indicated his willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve.

The persons nominated to become directors of the Company are as follows:

--------------------------------------------------------------------------------------------------
                             Principal Occupation or Employment
          Name                   During the Past Five Years           Age        Director Since
--------------------------------------------------------------------------------------------------
Franklin W. Brooks         Chairman of the Board of Directors          65            1996
                           since 1996; President and Chief
                           Executive Officer of the

---------------------------------------------------------------------------------------------------------
                             Principal Occupation or Employment
          Name                   During the Past Five Years             Age        Director Since
---------------------------------------------------------------------------------------------------------
                           Company since June 1998; President
                           of the Company from November 1996
                           to April 1997; founded Saf T Lok
                           Corporation in 1989; Director of
                           Palm Beach Business Services, Inc.;
                           Mr. Brooks is the father of
                           Mr. Jeffrey W. Brooks
---------------------------------------------------------------------------------------------------------

Jeffrey W. Brooks          Director of the Company since 1996;           38              1996
                           Vice President, Secretary and
                           Treasurer of the Company since
                           November 1996; Manager of Research &
                           Development since 1989; President of
                           Palm Beach Business Services; Mr.
                           Brooks is the son of Mr. Franklin W.
                           Brooks
---------------------------------------------------------------------------------------------------------

William M. Schmidt         Director since 1996; employee and Vice        57              1996
                           President of the Company since 1995;
                           Vice President and General Manager of
                           Ilco Unican Inc., Simplex Safelock
                           Division from 1993 to 1995; General
                           Manager of the Automobile Occupant
                           Restraint Systems Division of Takata
                           from 1990 to 1993
---------------------------------------------------------------------------------------------------------

Dennis W. DeConcini        Director since October 1997; Partner          62              1997
                           with Parry, Romani & DeConcini, Inc.
                           since 1995; U.S. Senator for the State
                           of Arizona from 1977 to 1995
---------------------------------------------------------------------------------------------------------

James V. Stanton           Director since October 1997; attorney         67              1997
                           and registered lobbyist with Stanton
                           and Associates (law firm) since 1988;
                           Executive Vice President of Delaware
                           North Company, a concession food
                           distribution company, from 1981 to
                           1988; U.S. Congressman for the 20th
                           Congressional District of Ohio from
                           1971 to 1977
---------------------------------------------------------------------------------------------------------


Certain Relationships and Related Transactions

The Company employs Mr. Franklin W. Brooks as its Chairman of the Board of Directors and his son, Mr. Jeffrey W. Brooks, as its Vice President, Secretary and Treasurer. The Company believes that the compensation paid to these individuals is no greater and no more beneficial than unrelated persons would receive and is fair to the Company.

Mr. Brooks loaned a total of $125,000 to Saf T Lok Corporation during the time between 1989 and the merger with RGB Computer & Video, Inc. in January of 1996. On January 29, 1997, the Board of Directors approved the granting of a security interest in the Company's intellectual property to Mr. Brooks as security for the repayment of the $125,000. As of December 31, 1997, the Company owed Mr. Brooks a total of $114,213, plus accrued interest. On June 4, 1998, the Company repaid this loan to Mr. Brooks in full.

              Vote Required For Approval of Election of Directors

The affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy, a quorum being present, is necessary to elect each of the five Director nominees.


        INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

During the year ended December 31, 1998, there were 4 meetings of the Board of Directors. Mr. DeConcini attended 3 of the 4 meetings and each of the other directors attended all 4 of the meetings.

Committees of the Board of Directors

The Audit Committee, created in December 1997 and consisting of Mr. DeConcini and Mr. Stanton, had one meeting, co-incidental with a regular board meeting, in 1998. The Audit Committee selects the independent auditors for the Company (subject to ratification by the Board of Directors), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the independence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures.

The Compensation Committee consists of Mr. Franklin W. Brooks, Mr. DeConcini and Mr. Stanton and had one meeting, co-incidental with a regular board meeting, in 1998. The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior management of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management and reviews the reasonableness of all such compensation. It also oversees the administration of the 1993 Stock Option Plan for eligible employees of the Company and its subsidiaries.

The Company did not have a Nominating Committee during 1998.

Director Compensation

The Company granted stock options in the amount of 250,000 shares of Common Stock, exercisable at $2.00 per share, on October 23, 1997, to each of Mr. Dennis W. DeConcini and Mr. James W. Stanton in connection with their appointment as directors of the Company. The options vest over a three-year period.

The Company's 1993 Stock Option Plan (the "Plan") provides for the grant of an option for 5,000 shares of Common Stock to each Director who is not otherwise employed (i) upon the adoption of the Plan, (ii) upon that Director's election to the Board of Directors, and (iii) upon election to the Board of Directors after all previously granted options have vested. These options are to be granted at fair market value, vest at a rate of 2,500 shares on June 1 and December 1 after the date of the grant, and are exercisable for 10 years from the date of grant. Accordingly, the following Directors of the Company were granted the following stock options pursuant to the Plan during the fiscal year ended December 31, 1998:

-----------------------------------------------------------------------------------------------
Name of Director         Shares Underlying Options Granted
-----------------------------------------------------------------------------------------------
Dennis W. DeConcini      5,000 at $1.500 per share, of which 2,500 vested on December 1, 1998 and of which 2,500 vested on June 1, 1999.
-----------------------------------------------------------------------------------------------
James V. Stanton         5,000 at $1.500 per share, of which 2,500 vested on December 1, 1998 and of which 2,500 vested on June 1, 1999.
-----------------------------------------------------------------------------------------------

The Company has not paid any other compensation to any person for serving as a director of the Company. The Company does not intend to compensate non-employee directors for serving as directors, except pursuant to the 1993 Stock Option Plan as set forth above, and except to reimburse them for expenses incurred in connection with their service as directors. Directors who are employees of the Company receive no compensation for serving as directors.


Section 16(a) Beneficial Ownership Reporting Compliance.

Based solely upon a review of Forms 3, and 4, and amendments thereto, furnished to the Company for the fiscal year ended December 31, 1998, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the following officers and directors of the Company failed to file the following forms on a timely basis: Mr. Franklin Brooks filed one late report covering one transaction; Mr. Jeffrey Brooks filed one late report covering four transactions.


                            Executive Compensation

Summary Compensation Table

The following table describes the compensation earned by the Named Officers (where the Named Officers are all those individuals serving as the Company's Chief Executive Officer or in a similar capacity, and all those executive officers who were compensated $100,000 or more during the fiscal year) for the fiscal year ended December 31, 1998.

-------------------------------------------------------------------------------------------------------
                                                                                       Long Term
                                             Annual Compensation                 Compensation Awards
-------------------------------------------------------------------------------------------------------
                                   salary         bonus         other annual     Securities Underlying
       Name            Year          ($)           ($)        compensation ($)          Options
-------------------------------------------------------------------------------------------------------
                       1998          $41,667       $0               $    0
John L. Gardner        1997     (3)  $51,167       $0               $    0        (6)       472,000
(1)                    1996          $     0       $0               $    0
-------------------------------------------------------------------------------------------------------
                       1998          $54,165       $0               $    0
Franklin W. Brooks     1997     (4)  $     0       $0               $    0        (7)     1,000,000
(2)                    1996          $54,167       $0         (5)   $6,200
-------------------------------------------------------------------------------------------------------

(1) Mr. Gardner held the positions of President and Chief Executive Officer of the Company from April 1997 to June 1998.
(2) Mr. F. W. Brooks assumed the position of Chairman of the Board of Directors in February 1996, served as Chief Executive Officer of the Company from November 1996 to April 1997, and assumed the positions of President and Chief Executive Officer in June 1998.

(3) Does not include salary waived by Mr. Gardner that was not accrued in the amount of $16,666.
(4) Does not include salary waived by Mr. F. W. Brooks that was not accrued in the amount of $29,167.
(5) Represents non-cash compensation in the form of premiums for $1,000,000 in life insurance on the life of Mr. F. W. Brooks for the benefit of his wife. The life insurance policy has since been canceled.
(6) Mr. Gardner was issued a stock option for 600,000 shares of common stock in connection with his employment agreement in April 1997, of which 128,000 shares have been exercised and 222,000 have been cancelled in the settlement in October 1999 of a lawsuit filed by Mr. Gardner after his termination in June 1998. This stock option was repriced during 1997. Mr. Gardner was also issued additional stock options for 72,000 shares of common stock, which has been fully exercised. During 1997, Mr. Gardner was also issued an option for 450,000 shares of common stock, which had not vested at the time of the termination of his employment.
(7) Mr. F. W. Brooks was issued a stock option for 1,000,000 shares of common stock in December 1997.


Option/SAR Grants Table

No options were granted to the Named Officers during the fiscal year ended December 31, 1998.


Aggregated Option Exercises and Fiscal Year-End Option Value Table

No stock options were exercised by Named Officers during the fiscal year ended December 31, 1998.

Re-pricing of Options

No stock options held by the Named Officers were re-priced in the fiscal year ended December 31, 1998.

Employment and Consulting Agreements

On April 16, 1997 the Company entered into a two-year Employment Agreement with Mr. John L. Gardner at an initial annual base salary of $100,000 per year. On June 11, 1998, the Company terminated Mr. Gardner's employment as the Company's President and Chief Executive Officer.



        Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of Common Stock as of November 15, 1999 unless otherwise noted below, by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's Directors who are nominated for re-election to the Board, (iii) each of the Named Officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

------------------------------------------------------------------------------------------------
                                                    Amount and Nature of
Name and Address of Beneficial Owner                Beneficial Ownership   Percent of Class  (6)
------------------------------------------------------------------------------------------------
                                                                                 7.98%
Franklin W. Brooks (a)                                (1)     1,115,512


----------------------------------------------------------------------------------------------
                                                                                    7.15%
Hamdam Diamond Corporation (b)                        (2)      1,000,000

----------------------------------------------------------------------------------------------
                                                                                    1.86%
Dennis W. DeConcini (c)                               (3)        260,000

----------------------------------------------------------------------------------------------
                                                                                    1.57%
James V. Stanton (d)                                  (3)        220,000

----------------------------------------------------------------------------------------------
                                                                                    1.58%
William M. Schmidt (a)                                (4)        221,596

----------------------------------------------------------------------------------------------
                                                                                    1.92%
Jeffrey W. Brooks (a)                                 (4)        268,066

----------------------------------------------------------------------------------------------
                                                                                    1.79%
John L. Gardner (e)                                   (5)        250,000

----------------------------------------------------------------------------------------------
                                                                                   16.80%
All Directors and Executive Officers as a Group
 (5 people)                                                    2,375,174

------------------------------------------------------------------------------------------------

(a)  Address is 1101 Northpoint parkway, West Palm Beach, Florida 33407.
(b) Address is 5030 Anchor Way, Callows Bay Christiansted, St. Croix 00820-4521. See Footnote (2).
(c)  Address is 233 Constitution Avenue, N.E., Washington, D.C. 20002.
(d)  Address is 1310 19th Street, N.W., Suite LL, Washington, D.C. 20036.
(e)  Address is 6124 Cheshire Lane, Orlando, Florida 32819.


(1) Of these shares, 115,512 are held by Mr. Brooks and his wife as tenants in common. Includes option to purchase 1,000,000 shares of Common Stock for $2.00 per share granted in December 1997, of which 750,000 are vested as of December 18, 1999.
(2) As reported by Hamdam Diamond Corporation on Schedule 13-D dated October 27, 1997 and by communication to the Company verifying ownership as of July 29, 1999.
(3) Includes an option granted in October 1997 to purchase 250,000 shares of Common Stock for $2.00 per share of which 250,000 shares have vested. Also includes options pursuant to the 1993 Stock Option Plan to purchase 5,000 shares of Common Stock for $3.250 per share, all of which have vested, and options pursuant to the 1993 Stock Option Plan to purchase 5,000 shares of Common Stock for $1.500 per share, all of which have vested.
(4) Includes option to purchase 150,000 shares of Common Stock for $1.09 per share.
(5) Includes option to purchase 250,000 shares of Common Stock for $0.50 per share.
(6) Based on approximately 13,983,615 shares of Common Stock outstanding as of December 10, 1999.

                                Other Business

The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                        Independent Public Accountants

The Company has selected Goldberg & Company, P.A. as the Company's independent public accountant for the 1999 fiscal year. Goldberg & Company, P.A., which was formerly Goldberg, Pershes & Co., P.A., has been the Company's independent public accountant since June 1, 1997. Representatives are expected to be present at the Annual Meeting to respond to questions or to make a statement.

               Shareholder Proposals for the 2000 Annual Meeting

Shareholder proposals to be included in the proxy statement for the 2000 Annual Meeting of Shareholders must be received by the Company on or before June 1, 2000. At the 2000 Annual Meeting of Shareholders, management proxies will have discretionary authority to vote on shareholders proposals that are not submitted for inclusion in the Company's proxy statement, unless received by the Company on or before June 1, 2000.

                    Annual Report and Financial Statements

A copy of the Company's Annual Report on Form 10-KSB/A, including the financial statements of the Company, without exhibits, and a copy of the Company's 1999 Third Quarter Report on, including the financial statements of the, without exhibits, accompany this proxy statement. The Company will provide an additional Form 10-KSB/A and Form 10-QSB copy or copies to any stockholder as of the record date, who so requests in writing. Such requests should be directed to Mr. Jeffrey W. Brooks, Secretary, 1101 Northpoint Parkway, West Palm Beach, Florida 33407.

The Company has chosen to mail its Form 10-KSB/A and Form 10-QSB with this proxy material to stockholders, such mailing to take place on or around December 24, 1999.

                                     PROXY

                            SAF T LOK INCORPORATED

              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                        ANNUAL MEETING OF SHAREHOLDERS,
                               JANUARY 31, 2000

The undersigned hereby appoints Mr. Franklin W. Brooks, with full power of substitution, to vote on all matters which may properly come before the 1999 Annual Meeting of Shareholders of Saf T Lok Incorporated, or any adjournment thereof, and upon such business as may properly come before the meeting, including the following item as set forth in the Proxy Statement.

1. AMEND THE COMPANY'S ARTICLES OF INCORPORATION to increase the authorized capital of the Company from 20,000,000 to 30,000,000 shares of Common Stock, $0.01 par value.

                   [  ]  FOR                             [  ]  AGAINST


2.  ELECTION       [  ] FOR all nominees listed below    [  ] WITHHOLD AUTHORITY
    OF DIRECTORS        (except as marked to the              to vote for all
                        contrary below)                       nominees listed
                                                              below


    Nominees: Franklin W. Brooks, Jeffrey W. Brooks, William M. Schmidt, Dennis
    W. DeConcini, James V. Stanton.

    INSTRUCTION: To withhold authority to vote for any individual nominee (s), write the name of the nominee (s) on the line below.

    ----------------------------------------------------------------------------

    [  ] If you plan to attend the Annual Meeting, please check here.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES LISTED ABOVE FOR ELECTION OF DIRECTORS.

    ___________________________________________    Date:_____________________

    ___________________________________________    Date:_____________________
            Signature of Shareholder (s)

    Note: Signature should agree with the name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should also indicate when signing.

               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                                   THANK YOU

    PLEASE RETURN THIS PROXY in the enclosed self-addressed, postage paid envelope.